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                         Mainstay VP Series Fund, Inc.

         Supplement dated August 1, 2005 to the form of the Prospectus dated May 1, 2005 reflecting 17 of the 21 series ("Prospectus")

Effective August 1, 2005, this Supplement updates the above-dated Prospectus for MainStay VP Series Fund, Inc. (the "Fund") to add the MainStay VP Floating Rate Portfolio (the "Portfolio") to the list of portfolios offered in that Prospectus. You may obtain copies of the Prospectus free of charge, upon request, by calling toll-free 1-800-598-2019, or by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

INVESTMENT OBJECTIVE -- The Floating Rate Portfolio's investment objective is to seek to provide high current income.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in a portfolio of floating rate loans and other floating rate debt securities. The Portfolio may also purchase fixed income debt securities and money market securities or instruments.

When the Manager believes that market or economic conditions are unfavorable to investors, up to 100% of the Portfolio's assets may be invested in money market or short-term debt securities. The Manager may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.

Floating rate loans ("Floating Rate Loans") offer a favorable yield spread over other short-term fixed-income alternatives. Historically, Floating Rate Loans have displayed little correlation to the movements of U.S. common stocks, high-grade bonds, U.S. government securities and other traditional investments.

Floating Rate Loans are provided by banks and other financial institutions to large corporate customers. Companies undertake these loans to finance acquisitions, buy-outs, recapitalizations or other leveraged transactions. Floating Rate Loans are speculative investments and are rated below investment grade quality, but they are not junk bonds. They typically have less credit risk and lower default rates than junk bonds. Typically, these loans are the most senior source of capital in a borrower's capital structure and have certain of the borrower's assets pledged as collateral. The collateral may include both tangible and intangible assets of the borrower.

Floating Rate Loans feature rates that reset regularly, maintaining a fixed spread over the London-Interbank Offered Rate (LIBOR) or the prime rates of large money-center banks. The interest rates for Floating Rate Loans typically reset quarterly, although rates on some loans may adjust at other intervals. Floating Rate Loans mature, on average, in five to seven years, but loan maturity can be as long as nine years.

The Portfolio may invest up to 25% of its total assets in foreign securities. The foreign securities are generally U.S. dollar-denominated loans and other debt securities issued by one or more non-U.S. borrower(s) without a U.S. domiciled co-borrower.

INVESTMENT PROCESS -- In pursuing the Portfolio's investment strategy, the Manager seeks to identify investment opportunities based on the financial condition and competitiveness of individual companies. The Manager seeks to invest in companies with a high margin of safety that are leaders in industries with high barriers to entry. The Manager prefers companies with positive free cash flow, solid asset coverage and management teams with strong track records. In virtually every phase of the investment process, the Manager attempts to control risk and limit defaults.

The Manager may sell a security if it no longer believes the security will contribute to meeting the investment objectives of the Portfolio. In considering whether to sell a security, the Manager may evaluate, among other things, meaningful changes in the issuer's financial condition and competitiveness. The Manager continually evaluates market factors and comparative metrics to determine relative value.

PRINCIPAL RISKS -- The values of debt securities fluctuate depending upon various factors, including: Credit Risk, Liquidity, and Interest Rates.

The Floating Rate Loans in which the Portfolio principally invests are usually rated less than investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a higher interest rate because of the increased risk of loss. Although certain Floating Rate Loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the Portfolio's net asset value ("NAV") could go down and you could lose money.

An active trading market may not exist for many of the Portfolio's loans. In addition, some loans may be subject to restrictions on their resale, which may prevent the fund from obtaining the full value of the loan when it is sold. If this occurs, the Portfolio may experience a decline in its NAV. Some of the Portfolio's investments may be considered to be illiquid.

Investments in fixed-income securities are subject to the risk that interest rates could rise, causing the value of the

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Fund's securities and share price to decline. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes than shorter term bonds. Generally, the longer the average maturity of the bonds in a fund, the more a fund's share price will fluctuate in response to interest rate changes. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general.

Since the Portfolio may invest in U.S. dollar-denominated securities of foreign issuers, it can be subject to various risks of loss that are different from risks of investing in securities of U.S. companies. These include losses due to less liquid trading markets, greater price volatility, political and economic instability, less publicly available information about issuers, changes in U.S. or foreign tax laws, and changes in monetary policy.

The Portfolio is "non-diversified," which means that it may invest a greater percentage of its assets than other funds in a particular issuer. This may make it more susceptible than diversified funds to risks associated with an individual issuer, and to single economic, political or regulatory occurrences.

                                PAST PERFORMANCE

Since the portfolio had not yet commenced operations on May 2, 2005 there are no performance figures reflecting the Portfolio's performance for a full calendar year.

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                    INITIAL
                                                     CLASS
                                                    -------
    Management Fee(1)                                0.60%
    Distribution and Service (12b-1) Fees            None
    Other Expenses(2)                                0.19%
    Total Portfolio Operating Expenses               0.79%

(1) The Management Fee reflects an aggregate fee for advisory and administrative services.

(2) The Portfolio's Other Expenses are based upon estimates of the expenses that the Portfolio will incur for the current fiscal year.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).


                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $ 81       $252        $439        $  978

This Example does not reflect expense reimbursements or waivers.

                         PORTFOLIO MANAGERS BIOGRAPHIES

ROBERT DIAL -- Mr. Dial manages the Floating Rate Portfolio. He joined NYLIM in 2001 and is responsible for leveraged loan investments. Mr. Dial is a Managing Director. Prior to joining NYLIM, Mr. Dial was a Director in the Acquisition Finance Group at Fleet Securities where he was responsible for originating, structuring and distributing non-investment grade financings. Previously, he worked in leveraged finance capacities at Credit Lyonnais and at Chase Manhattan, where he completed the bank's formal credit training program. Mr. Dial earned a BA from Yale University and an MBA from the University of Chicago.

ANTHONY MALLOY -- Mr. Malloy manages the Floating Rate Portfolio. He has been an employee of NYLIM since March 1999 and is a Managing Director. He is responsible for the management of NYLIM's leveraged loan business. Prior to joining NYLIM, Mr. Malloy spent five years at J.P. Morgan as Vice President in the Debt Capital Markets group and as a Vice President and senior relationship manager in the Loan Capital Markets group. Earlier in his career, Mr. Malloy was the Head of Risk Management in the Derivatives group at The Toronto-Dominion Bank. Mr. Malloy received a BA in English and Economics from Middlebury College and a MBA in Finance from New York University.

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